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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Pursuant to §240.14a-12
EPIX Medical, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EPIX MEDICAL, INC.
71 Rogers Street
Cambridge, Massachusetts 02142

April 23, 2004

Dear Stockholder,

        We cordially invite you to attend our 2004 Annual Meeting of Stockholders to be held at 10:00 a.m. on Wednesday, May 26, 2004 at the offices of EPIX Medical, Inc. located at 161 First Street, Cambridge, Massachusetts. The attached notice of annual meeting and proxy statement describe the business we will conduct at the meeting and provide information about EPIX that you should consider when you vote your shares.

        This year, we have prepared the proxy statement in a format that we hope is easier to understand. The Securities and Exchange Commission is encouraging companies to write documents for investors in plain English, and we support this effort. We hope that you like the new format and welcome your comments.

        When you have finished reading the proxy statement, please promptly vote your shares by marking, signing, dating and returning the proxy card in the enclosed envelope. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

                      Sincerely,
                       MICHAEL D. WEBB
                      President and Chief Executive Officer

YOUR VOTE IS IMPORTANT.
PLEASE RETURN YOUR PROXY PROMPTLY.

EPIX MEDICAL, INC.
71 Rogers Street
Cambridge, Massachusetts 02142

April 23, 2004

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS

TIME:	10:00 a.m.
DATE:	Wednesday, May 26, 2004
PLACE:	161 First Street, Cambridge, Massachusetts
PURPOSES:
1.
To re-elect Stanley T. Crooke, M.D., Ph.D. as a member of the board of directors to serve a three-year term expiring in 2007.

2.
To approve a proposed amendment to the EPIX Medical, Inc. Amended and Restated 1992 Equity Incentive Plan to increase the aggregate number of shares of our common stock for which stock options may be granted under such plan by 500,000 shares.

3.
To approve a proposed amendment to the EPIX Charter.

4.
To ratify the appointment of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending December 31, 2004.

5.
To consider any other business that is properly presented at the meeting.

WHO MAY VOTE:

        You may vote if you were the record owner of EPIX stock at the close of business on March 31, 2004. A list of stockholders of record will be available at the meeting and, during the 10 days prior to the meeting, at the office of the Secretary at the above address.

                      By order of the Board of Directors
                       MICHAEL D. WEBB
                      Secretary

EPIX MEDICAL, INC.
71 Rogers Street
Cambridge, Massachusetts 02142
(617) 250-6000

PROXY STATEMENT
2004 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Why Did You Send Me this Proxy Statement?

        We sent you this proxy statement and the enclosed proxy card because the Board of Directors of EPIX Medical, Inc., a Delaware corporation ("EPIX" or the "Company"), is soliciting your proxy to vote at the 2004 annual meeting of stockholders and any adjournments of the meeting. This proxy statement summarizes the information you need to know to vote at the annual meeting. You do not need to attend the annual meeting to vote your shares. Instead, you may vote your shares by marking, signing, dating and returning the enclosed proxy card.

        On April 26, 2004, we began sending this proxy statement, the attached notice of annual meeting and the enclosed proxy card to all stockholders entitled to vote at the meeting. Only stockholders who owned EPIX common stock at the close of business on March 31, 2004 are entitled to vote at the annual meeting. On this record date, there were 22,732,137 shares of EPIX common stock outstanding. EPIX common stock is our only class of voting stock. We are also sending along with this proxy statement, our 2003 annual report, which includes our financial statements for the fiscal year ended December 31, 2003.

How Many Votes Do I Have?

        Each share of EPIX common stock that you own entitles you to one vote.

How Do I Vote?

        You may vote by signing and mailing your proxy card.

How Do I Vote by Proxy?

        Whether you plan to attend the annual meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the annual meeting and vote.

        If you properly fill in your proxy card and send it to us in time, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the board of directors.

How Does the Board of Directors Recommend That I Vote on the Proposals?

        The board of directors recommends that you vote as follows:

  •
  "FOR" the election of the nominee for director;

  •
  "FOR" the amendment to the EPIX Medical, Inc. Amended and Restated 1992 Equity Incentive Plan;

  •
  "FOR" the amendment to the EPIX Charter; and

  •
  "FOR" ratification of the selection of independent auditors for our fiscal year ending December 31, 2004.

        If any other matter is presented, your proxyholder will vote your shares in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

May I Revoke My Proxy?

        If you give us your proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of the following ways:

  •
  You may send in another proxy with a later date;

  •
  You may notify the Company's Secretary in writing before the annual meeting that you have revoked your proxy; or

  •
  You may vote in person at the annual meeting.

How Do I Vote in Person?

        If you plan to attend the annual meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on March 31, 2004, the record date for voting.

What Vote is Required to Approve Each Proposal?

Proposal 1: Re-elect Director	The nominee for director who receives the most votes (also known as a "plurality" of the votes) will be elected.
Proposal 2: Approve Amendment to Increase the Shares Available under the EPIX Medical, Inc. Amended and Restated 1992 Equity Incentive Plan
The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to approve the amendment to the EPIX Medical, Inc. Amended and Restated 1992 Equity Incentive Plan.
Proposal 3: Approve Amendment to EPIX Charter	The affirmative vote of two-thirds of the Company's outstanding common stock is required to approve the amendment to the EPIX Charter.
Proposal 4: Ratify Selection of Auditors	The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to ratify the selection of independent auditors.

What is the Effect of Broker Non-Votes, Withholdings and Abstentions?

        •    Broker Non-Votes:    If your broker holds your shares in its name, the broker will be entitled to vote your shares on both Proposal 1 and Proposal 4 even if it does not receive instructions from you. If your broker cannot vote your shares on a particular matter because it does not have instructions from you or discretionary voting authority on that matter, this is referred to as a "broker non-vote." Broker non-votes are not considered to be present and represented and entitled to vote at the meeting as to the proposals relating to the equity incentive plan and the ratification of the selection of the Company's accountants, so they will have no effect on the votes on those proposals. As for the proposal to amend our charter, the affirmative vote of two-thirds of the outstanding shares is needed to approve the proposal, so broker non-votes will have the same effect as negative votes.

        •    Withholdings:    Withholding authority to vote for a nominee for director will have no effect on the outcome of the vote.

        •    Abstentions:    Because abstentions are treated as shares present or represented and entitled to vote at the annual meeting, abstentions with respect to Proposals 2-4 have the same effect as votes against the proposals.

Is Voting Confidential?

        We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, EquiServe Trust Company L.P., examine these documents. We will not disclose your vote to management unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere.

What Are the Costs of Soliciting these Proxies?

        We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses. In addition, we have retained The Altman Group to assist us in the solicitation of proxies. The Altman Group may contact holders of our common stock by mail or telephone and may request brokers, dealers and other nominee stockholders to forward materials to beneficial owners of shares of our common stock. The Altman Group will receive reasonable and customary compensation for its services (estimated at $6,000) and will be reimbursed for certain customary out-of-pocket expenses.

What Constitutes a Quorum for the Meeting?

        The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum at the meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Annual Meeting

        The annual meeting will be held at 10:00 a.m. on Wednesday, May 26, 2004 at the office of EPIX Medical, Inc. located at 161 First Street, Cambridge, Massachusetts. When you arrive at 161 First Street, Cambridge, Massachusetts, signs will direct you to the appropriate meeting room. You need not attend the annual meeting in order to vote.

Voting

        To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the annual meeting in person. You may vote by mail, using the enclosed proxy card. If you attend the annual meeting, you may also submit your vote in person, and any previous votes that you submitted by mail will be superseded by the vote that you cast at the annual meeting.

Householding of Annual Disclosure Documents

        In December 2000, the Securities and Exchange Commission adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or your broker to send a single set of our annual report and proxy statement to any household at which two or more of our shareholders reside, if we or your broker believe that the shareholders are members of the same family. This practice, referred to as "householding," benefits both you and EPIX. It reduces the volume of duplicate information received at your household and helps to reduce EPIX's expenses. The rule applies to our annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be "householded," the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Each shareholder will continue to receive a separate proxy card or voting instruction card.

        If your household received a single set of disclosure documents this year, but you would prefer to receive your own copy, please contact our transfer agent, EquiServe Trust Company, N.A., by calling their toll free number, 1-877-282-1168.

        If you do not wish to participate in "householding" and would like to receive your own set of EPIX's annual disclosure documents in future years, follow the instructions described below. Conversely, if you share an address with another EPIX shareholder and together both of you would like to receive only a single set of our annual disclosure documents, follow these instructions:

  •
  If your EPIX shares are registered in your own name, please contact our transfer agent, EquiServe Trust Company, N.A., and inform them of your request by calling them at 1-877-282-1168 or writing them at P.O. Box 43023, Providence, RI 02940-3023.

  •
  If a broker or other nominee holds your EPIX shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information with respect to the beneficial ownership of our common stock as of February 13, 2004 for (a) the executive officers named in the Summary Compensation Table on page 13 of this proxy statement, (b) each of our directors and director nominees, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of February 13, 2004 pursuant to the exercise of options to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 22,634,566 shares of common stock outstanding on February 13, 2004.

	Shares Beneficially Owned
Name and Address
	Number	Percent
RS Investment Management Co. LLC (1) 388 Market Street, Suite 1700 San Francisco, CA 94111	1,957,231	8.65%
T. Rowe Price Associates, Inc. (2) 100 East Pratt Street Baltimore, MD 21212-1009	1,298,450	5.74%
Michael D. Webb (3)	656,766	2.84%
Peyton J. Marshall, Ph.D. (4)	85,000	*
Alan P. Carpenter, Ph.D., J.D. (5)	120,100	*
Robert Weisskoff, Ph.D. (6)	67,155	*
Gregg Mayer (7)	109,493	*
Stephen C. Knight, M.D. (8)	2,000	*
Randall B. Lauffer, Ph.D.	—	*
Christopher F.O. Gabrieli (9)	207,435	*
Stanley T. Crooke, M.D., Ph.D. (10)	35,106	*
Peter Wirth (11)	16,667	*
All directors and executive officers as a group (9 persons) (12)	1,375,271	5.83%

*
Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

(1)
This information is based solely on a Schedule 13G/A filed by RS Investment Management Co., LLC with the SEC on February 18, 2004, which reported ownership as of December 31, 2003.

(2)
This information is based solely on a Schedule 13G/A filed by T. Rowe Price Associates, Inc. with the SEC on February 5, 2004, which reported ownership as of December 31, 2003.

(3)
Includes 2,500 shares held by Mr. Webb's wife as to which Mr. Webb disclaims beneficial ownership, 181,000 shares of restricted stock and 471,260 shares subject to options exercisable within the 60-day period following February 13, 2004.

(4)
Includes 61,000 shares subject to options exercisable within the 60-day period following February 13, 2004.

(5)
Includes 118,100 shares subject to options exercisable within the 60-day period following February 13, 2004.

(6)
Includes 67,155 shares subject to options exercisable within the 60-day period following February 13, 2004.

(7)
Includes 102,250 shares subject to options exercisable within the 60-day period following February 13, 2004.

(8)
Includes 2,000 shares subject to options exercisable within the 60-day period following February 13, 2004.

(9)
The total number of shares beneficially owned by Mr. Gabrieli also includes 162,340 shares of common stock, which he owns directly, and 38,334 shares subject to options exercisable within the 60-day period following February 13, 2004. The total number of shares beneficially owned by Mr. Gabrieli also includes 6,761 shares that are held by the Gabrieli Family Foundation, of which Mr. Gabrieli may be deemed to be a beneficial owner.

(10)
Includes 35,106 shares subject to options exercisable within the 60-day period following February 13, 2004.

(11)
Includes 16,667 shares subject to options exercisable within the 60-day period following February 13, 2004.

(12)
Includes 965,154 shares subject to options exercisable within the 60-day period following February 13, 2004, which includes shares subject to options exercisable by Thomas McMurry, who was appointed Vice President of Research on March 11, 2004. See also footnotes (3) through (11) above.

MANAGEMENT

The Board of Directors

        Our Bylaws provide that our business is to be managed by or under the direction of our Board of Directors and that the number of members of our Board of Directors be fixed from time to time by the Board of Directors. Our Board of Directors is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. Our Board of Directors currently consists of four members, classified into three classes as follows: (1) Peter Wirth constitutes a class with a term ending at the 2006 annual meeting; (2) Christopher F.O. Gabrieli and Michael D. Webb constitute a class with a term ending at the 2005 annual meeting; and (3) Stanley T. Crooke, M.D., Ph.D. constitutes a class with a term ending at the upcoming 2004 annual meeting.

        On March 1, 2004, our Board of Directors voted to nominate Stanley T. Crooke, M.D., Ph.D. for election at the annual meeting for a term of three years, to serve until the 2007 annual meeting of stockholders, and until his successor has been elected and qualified.

        Set forth below are the names of the persons nominated as directors and directors whose terms do not expire this year, their ages, their offices in the Company, if any, their principal occupations or employment for the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold directorships.

Name	Age	Position with the Company
Christopher F.O. Gabrieli	44	Chairman of the Board
Stanley T. Crooke, M.D., Ph.D.	58	Director
Peter Wirth	53	Director
Michael D. Webb	45	President, Chief Executive Officer and Director

Christopher F.O. Gabrieli
Chairman of the Board

        Mr. Gabrieli has been a member of the Board of Directors of the Company since 1994, and he is the Chairman of the Board of Directors. Mr. Gabrieli is the Chairman of Massachusetts 2020, a non-profit public policy organization. He is a member of the general partners of Bessemer Venture Partners III L.P. and Bessemer Venture Partners IV L.P. and related venture capital partnerships, where he worked from 1986 to 2000. Mr. Gabrieli is a director of Isis Pharmaceuticals, Inc., where he was a co-founder.

Stanley T. Crooke, M.D., Ph.D.
Director

        Dr. Crooke has been a member of the Board of Directors of the Company since 1996. Dr. Crooke is the Founder, Chairman and Chief Executive Officer of Isis Pharmaceuticals Inc., a pharmaceuticals Company founded in 1989. Dr. Crooke also is an adjunct professor at University of California, San Diego and San Diego State University. Prior to founding Isis Pharmaceuticals, Inc., he was the President of Research and Development for SmithKline Beckman Corporation. Dr. Crooke serves on the boards of directors of Antisense Therapeutics Limited, Axon Instruments, Inc., Northern Arizona University Arts & Science Advisory Council and BIOCOM.

Peter Wirth, Esq.
Director

        Mr. Wirth has been a member of the Board of Directors of the Company since August 2001. Mr. Wirth is currently an Executive Vice President and the Chief Legal Officer of Genzyme Corporation in Cambridge, MA, where he has senior management responsibility for the legal and corporate development functions and for Genzyme's small molecule and polymer drug discovery and development group. Prior to joining Genzyme in 1996, he was a partner at the law firm of Palmer & Dodge, LLP in Boston.

Michael D. Webb
President, Chief Executive Officer and Director

        Mr. Webb has been a member of the Board of Directors of the Company since 1994 and has served as the Company's Chief Executive Officer since December 1994 and the Company's Secretary since November 1996. In November 2003, Mr. Webb assumed the title of President. Mr. Webb worked for Ciba-Corning Diagnostics, a medical instrument Company, from April 1989 to December 1994, most recently as Senior Vice President, Worldwide Marketing and Strategic Planning. From 1984 to 1989, Mr. Webb was a senior consultant at Booz-Allen & Hamilton, Inc., specializing in healthcare and life sciences. Mr. Webb holds a Bachelors degree in Biochemistry from the University of Kansas and an MA in International Relations from Sussex University in the UK. He also has an M.B.A. in Marketing and Finance from the Kellogg Graduate School of Management at Northwestern University.

Committees of the Board of Directors and Meetings

        Meeting Attendance.    During the fiscal year ended December 31, 2003, there were three meetings of our Board of Directors, and the various committees of the Board met a total of nine times. No director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he or she served during the year ended December 31, 2003. The Board has adopted a policy under which each member of the Board is encouraged to participate in the annual meeting of our stockholders.

        Audit Committee.    Our Audit Committee met six times during the fiscal year ended December 31, 2003. This committee currently has three members, Stanley T. Crooke, M.D., Ph.D., Christopher F.O. Gabrieli and Peter Wirth (Chairman). Our Audit Committee reviews the engagement of our independent accountants and has the authority to retain and terminate the services of our independent accountants, reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. All members of the Audit Committee satisfy the current independence standards promulgated by the Securities and Exchange Commission and by the Nasdaq National Market, as such standards apply specifically to audit committees. The Board has determined that Mr. Stanley T. Crooke, M.D., Ph.D. is an "audit committee financial expert," as the Securities and Exchange Commission has defined that term in Item 301 of Regulation S-K. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

        Compensation Committee.    Our Compensation Committee met two times during the year ended December 31, 2003. This committee currently has three members, Mr. Gabrieli (Chairman), Dr. Crooke and Mr. Wirth. Our Compensation Committee reviews, approves and makes recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to our success. The Compensation Committee is responsible for the determination of the compensation of our Chief Executive Officer, and conducts its decision making process with respect to that issue without the Chief Executive Officer present. All members of the Compensation Committee qualify as independent under the definition promulgated by the Nasdaq National Market. Please also see the report of the Compensation Committee set forth elsewhere in this proxy statement.

        Nominating and Governance Committee.    Our Nominating and Governance Committee met one time during the year ended December 31, 2003 and has three members Dr. Crooke (Chairman), Mr. Gabrieli and Mr. Wirth. This committee's role, following consultation with all other members of the Board of Directors, is to make recommendations to the full Board as to the size and composition of the Board and to make recommendations as to particular nominees. All members of the Nominating and Governance Committee qualify as independent under the definition promulgated by the Nasdaq National Market. The Nominating and Governance Committee may consider candidates recommended by our stockholders as well as from other sources such as other directors and officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating and Governance Committee may consider all factors it deems relevant, such as a candidate's personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of our stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to nominate a candidate to be considered for election as a director at the 2005 Annual Meeting of stockholders using the procedures set forth in our Bylaws, it must follow the procedures described in "Stockholder Proposals and Nominations for Director" elsewhere in this proxy statement. If a Stockholder wishes simply to propose a candidate for consideration as a nominee by the Nominating and Governance Committee, it should submit any pertinent information regarding the candidate to the attention of the Chairman of the Nominating and Governance Committee, EPIX Medical, Inc, 71 Rogers Street, Cambridge, MA 02142. Our Nominating and Governance Committee Charter is attached to this proxy statement as Appendix D.

        Compensation Committee Interlocks and Insider Participation.    Our Compensation Committee has three members Dr. Crooke, Mr. Wirth and Mr. Gabrieli. There are no interlocking relationships between members of our Compensation Committee and the compensation committees of other companies' Boards of Directors.

Stockholder Communications to the Board

        Generally, stockholders who have questions or concerns about the Company should contact our Investor Relations Department at (617) 250-6012. However, any stockholders who wish to address questions regarding our business directly with the Board of Directors or any individual director should direct his or her questions to the Board or appropriate member of the Board through our third party service provider, Ethicspoint, Inc., at www.ethicspoint.com.

Compensation of Directors

        The Company pays each non-employee director who serves as a chairman of a committee of the Board an annual fee of $25,000 for service as a director of the Company and as a committee chairman. The Company pays each non-employee director who does not also serve as a chairman of a committee of the Board an annual fee of $15,000 for service as a director of the Company. In addition, non-employee directors are eligible to participate in the Company's Amended and Restated 1996 Director Stock Option Plan (the "Director Plan"). There are currently 300,000 shares of common stock reserved for issuance under the Director Plan. Upon the election or reelection of a non-employee director, such director is automatically granted an option to purchase 25,000 shares of common stock. Such options become exercisable in equal installments over a three year period on each anniversary of the grant, provided that the optionee is still a director of the Company at the opening of business on such date. In addition, each non-employee director is automatically granted an option to purchase 5,000 shares of common stock annually during the years in which such director is not up for reelection to the Board. Such options become exercisable in full on the first anniversary date of the grant, provided that the optionee is still a director of the Company at the opening of business on such date. Each option has a term of ten years. The exercise price for each option is equal to the last sale price for the common stock on the business day immediately preceding the date of grant, as reported on the Nasdaq National Market. The exercise price may be paid in cash, shares of common stock or a combination of both. Options to purchase shares were granted under the Director Plan to Mr. Gabrieli, Mr. Wirth and Dr. Crooke during fiscal year 2003. Options granted to Mr. Webb are reported under "Executive Compensation—Option Grants in our Last Fiscal Year" on page 14.

Executive Officers

        The following table sets forth certain information regarding our executive officers who are not also directors. The executive officers serve at the pleasure of the Board of Directors.

Name	Age	Position with the Company
Alan P. Carpenter, Ph.D., J.D	51	Executive Vice President, Research and Development
Peyton J. Marshall, Ph.D.	48	Senior Vice President and Chief Financial Officer
Gregg Mayer	46	Vice President, Strategic Marketing and Corporate Communications
Thomas J. McMurry, Ph.D.	46	Vice President, Research
Robert Weisskoff, Ph.D.	41	Vice President, Business Development and Head of Imaging

Alan P. Carpenter, Jr., Ph.D., J.D.
Executive Vice President, Research and Development

        Dr. Carpenter joined the Company in February 2001 with over 20 years of experience in the medical imaging pharmaceutical industry. Dr. Carpenter worked with New England Nuclear, E.I. duPont and DuPont Pharmaceuticals in several research and development, clinical, project management and business development positions; including five years as Vice President of Research and Development for the Medical Imaging Division. Dr. Carpenter is an inventor on several patents and patent applications relating to a variety of imaging agents, including those covering various aspects of Cardiolite®; the leading myocardial perfusion imaging agent, as well as Definity®; an ultrasound contrast imaging agent approved by the FDA. He has had a lead role in the submission and approval of four New Drug Applications during his career. Dr. Carpenter received his Ph.D. in Analytical Chemistry from the University of Massachusetts at Amherst in 1978 and his J.D. from the Massachusetts School of Law in 1995 and is a registered patent attorney with the USPTO.

Peyton J. Marshall, Ph.D.
Senior Vice President and Chief Financial Officer

        Dr. Marshall joined the Company in November of 2002 as Senior Vice President and Chief Financial Officer. Prior to joining EPIX, Dr. Marshall was Chief Financial Officer of The Medicines Company from 1997 through its initial public offering and the launch of its lead product until the Company's headquarters moved to New Jersey in 2002. From 1995 to 1997, Dr. Marshall was based in London as a Managing Director and head of European Corporate Financing and Risk Management Origination at Union Bank of Switzerland, an investment banking firm. From 1986 to 1995, Dr. Marshall held various investment banking positions at Goldman Sachs and Company, an investment banking firm, including head of European product development from 1987 to 1993 and Executive Director, Derivatives Origination from 1993 to 1995. From 1981 to 1986, Dr. Marshall held several product development positions at The First Boston Corporation, an investment banking firm, and was an Assistant Professor of Economics at Vanderbilt University. Dr. Marshall holds an A.B. in economics from Davidson College and a Ph.D. in economics from the Massachusetts Institute of Technology.

Gregg Mayer
Vice President, Strategic Marketing and Corporate Communications

        Mr. Mayer joined the Company as Vice President of Marketing in April 1998 with 14 years of in-vitro diagnostics experience, adding his roles as MS-325 Business Manager and Corporate Communications thereafter. At Chiron Diagnostics from May 1992 until joining EPIX, Mr. Mayer was most recently Director of U.S. Marketing, Immunodiagnostics and managed strategies for automated laboratory systems and immunoassays. As Worldwide Marketing Manager, Immunodiagnostics, Mr. Mayer directed strategic development priorities for cardiovascular disease, endocrine disorders, bone disease and therapeutic drug monitoring, bringing more than 30 products through the development pipeline. At Abbott Diagnostics from 1984 to 1992, Mr. Mayer started his healthcare career in sales and was global Senior Product Manager for transplant immunosuppression and therapeutic drug monitoring products. Mr. Mayer holds a B.B.A. from The University of Texas at Austin and earned an M.B.A. in marketing, international business and finance from the Kellogg Graduate School of Management at Northwestern University.

Thomas J. McMurry, Ph.D.
Vice President, Research

        Dr. McMurry has been part of the scientific management team at EPIX since it initiated operations in 1993. Dr. McMurry was promoted to Vice President in March 2004 and is responsible for discovery activities and intellectual property. Prior to joining the Company, he was a Senior Staff Fellow in Radiation Oncology at the National Cancer Institute in Bethesda, Maryland, and a postdoctoral associate at the University of California, Berkeley. Dr. McMurry holds a M.S. and Ph.D. in Organic Chemistry from the University of Michigan and is a graduate of the Pennsylvania State University. Dr. McMurry is an author of over 30 scientific publications and is an inventor of MS-325 and EP-2104R.

Robert Weisskoff, Ph.D.
Vice President, Business Development and Head of Imaging

        Dr. Weisskoff joined the Company full time as Senior Director of Imaging Development in October 1998, after serving as a consultant to EPIX since 1996. In September 2000, he was promoted to Vice President of Business Development and Head of Imaging. Prior to joining EPIX, Dr. Weisskoff spent eight years at Massachusetts General Hospital, and was the Associate Director of the MGH-NMR Center and Associate Professor of Radiology at Harvard Medical School. From 1988 to 1990, Dr. Weisskoff led the technology development for ultra-high speed MRI for the first commercial Echo Planar scanner at Advanced NMR Systems. Dr. Weisskoff holds an A.B. in Physics from Harvard, a Ph.D. in Physics from the Massachusetts Institute of Technology, and an M.B.A. from Columbia University.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table shows the total compensation paid or accrued during the three fiscal years ended December 31 to our Chief Executive Officer and our four next most highly compensated executive officers who earned more than $100,000 during the year ended December 31, 2003. The table includes two executives who would have been among the four most highly compensated executive officers except for the fact that they were not serving as executive officers of the Company as of the end of December 31, 2003.

	Annual Compensation					Long-term Compensation Awards
Name and Principal Position	Year	Salary($)	Bonus ($)(1)		Other Annual Compensation($)	Securities Underlying Options(#)	All Other Compensation($)
Michael D. Webb President, Chief Executive Officer and Secretary	2003 2002 2001	$313,351 298,499 282,832	$137,722 119,621 106,062		— — —	66,500 62,500 70,000	$6,225 5,950 5,950	(2) (2) (2)
Stephen C. Knight, M.D. Former President and Chief Operating Officer(3)	2003 2002 2001	285,865 280,614 265,887	112,013 102,167 83,090		— —	50,750 43,700 55,000	5,024 3,604 3,476	(4) (4) (4)
Alan P. Carpenter, Ph.D., J.D. Executive Vice President, Research and Development	2003 2002 2001	256,059 244,219 198,846	83,602 76,559 91,750	(5)	— —	25,000 20,000 200,000	4,395 3,398 3,159	(4) (4) (4)
Peyton J. Marshall, Ph.D. Senior Vice President and Chief Financial Officer	2003 2002 2001	225,000 20,769 —	80,156 — —		— —	— 225,000 —	3,404 — —	(4)
Robert Weisskoff, Ph.D. Vice President, Business Development and Head of Imaging	2003 2002 2001	212,210 200,281 188,125	76,014 60,388 48,913		— —	30,000 19,500 35,000	5,940 4,224 5,100	(4) (4) (4)
Randall B. Lauffer, Ph.D. Former Chief Scientific Officer(6)	2003 2002 2001	206,415 225,842 215,878	73,678 45,334 43,176		— — —	40,000 20,000 40,000	7,220 5,629 6,320	(7) (7) (7)
Gregg Mayer Vice President, Strategic Marketing and Corporate Communications	2003 2002 2001	190,011 181,129 172,474	65,020 45,449 45,016		— — —	18,750 19,500 15,000	6,000 3,848 5,100	(4) (4) (4)

(1)
Bonuses were earned in the year indicated and are generally paid in the subsequent year.

(2)
Consists of matching 401(k) contributions ($6,000 in 2003 and $5,100 in 2001 and 2002) and life insurance premiums paid annually by us on behalf of Mr. Webb on a policy for the benefit of Mr. Webb of $225 in 2003 and $850 in 2002 and 2001.

(3)
In November 2003, we announced that Dr. Knight was leaving us to become President of Fidelity Biosciences Group, a unit of Fidelity Investments.

(4)
Consists of matching 401(k) contributions.

(5)
Includes a signing bonus of $33,000.

(6)
In October 2003, we announced that Dr. Lauffer, our founder and Chief Scientific Officer, stepped down from his position as Chief Scientific Officer and resigned from the our Board of Directors. Dr. Lauffer will continue to work with us in a part-time role as Executive Principal Scientist.

(7)
Consists of matching 401(k) contributions ($6,000 in 2003, $4,409 in 2002 and $5,100 in 2001) and life insurance premiums paid annually by us on behalf of Mr. Lauffer on a policy for the benefit of Mr. Lauffer of $1,220 in 2003, 2002 and 2001.

Option Grants in Our Last Fiscal Year

        The following table shows grants of stock options that we made during the year ended December 31, 2003 to each of the executive officers named in the Summary Compensation Table, above.

		Individual grants(1)			Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in (%)
Name			Exercise of Base Price ($/share)	Expiration Date
					5% ($)	10% ($)
Michael D. Webb	66,500	10.33%	$6.36	2/6/2013	$265,985	$674,057
Stephen C. Knight, M.D.	50,750	7.89%	6.36	2/6/2013	202,988	514,412
Alan Carpenter, Ph.D., J.D.	25,000	3.88%	6.36	2/6/2013	99,994	253,405
Peyton J. Marshall, Ph.D.(3)	—	0.00%	—	n/a	—	—
Robert Weisskoff, Ph.D.	30,000	4.66%	6.36	2/6/2013	119,993	304,086
Randall B. Lauffer, Ph.D.	40,000	6.22%	18.51	10/31/2013	465,634	1,180,007
Gregg Mayer	18,750	2.91%	6.36	2/6/2013	74,996	190,054

(1)
Stock options were granted under our Amended and Restated 1992 Equity Incentive Plan (the "Equity Plan") at an exercise price equal to the fair market value of our common stock at the date of grant. The options vest in 5 equal installments beginning on February 6, 2004, except for Dr. Lauffer's which began on October 31, 2004. The options are not transferable, except by will or by laws of descent and distribution. The post-termination exercise period for exercisable options is generally three months. In the event of our consolidation or merger with another corporation, or the sale or exchange of all or substantially all of our assets, or our reorganization or liquidation, the Board may provide upon written notice to each option holder, that each outstanding option will terminate not less than twenty (20) days after the date of such notice unless exercised prior to such time. The Board may, in connection with such notice and in its discretion, accelerate or waive any deferred exercise period.

  In addition, the agreements relating to options held by our executive officers contain the following provisions in the event of an acquisition event (as defined below) with respect to the Company. In the event of an acquisition event, the options shall be assumed, or equivalent options substituted, by the acquiring or succeeding corporation. If the acquisition event also constitutes a change in control, or, if there is a change in control that does not also constitute an acquisition event, unless provided to the contrary in an agreement between us and the optionee, the assumed or substituted options shall become immediately exercisable in full, if within eighteen months of the change in control, a termination event (as defined below) with respect to the optionee occurs. If the acquiring or succeeding corporation does not agree to assume or issue substitute options for the options issued by the Company, the options issued by the Company shall become immediately exercisable in full. If the acquisition event involves a cash payment to our stockholders, the optionee shall receive a cash payment for each option equal to the amount by which the price to be paid in the acquisition exceeds the option exercise price.

  An acquisition event means (a) any merger or consolidation of the Company with or into another entity as a result of which the common stock is converted into or exchanged for the right to receive cash, securities or other property; (b) any exchange of our shares for cash, securities or other property pursuant to a statutory share exchange transaction; (c) any sale or exchange of all or substantially all of our assets in one transaction or in a series of transactions; or (d) a reorganization or liquidation of the Company.

  A change in control means either (a) (i) a merger or consolidation of the Company, whether or not approved by the Board of Directors, other than a merger or consolidation in which our voting securities continue to represent at least 50% of the total voting power represented by our voting securities or the surviving entity outstanding immediately after the merger or consolidation, or (ii) the approval by our stockholders of an agreement for the sale or disposition by us of all or substantially all of our assets; or (b) any person becoming the beneficial owner of our securities representing 50% or more of our total outstanding voting power (excluding us or our affiliates or any employee benefit plan of ours) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve.

  A termination event means the termination of the optionee's employment (a) by the Company or the acquiring or succeeding corporation without cause; or (b) by the optionee upon written notice given promptly after the Company's or the acquiring or succeeding corporation's taking any of the following actions, which actions shall not have been cured within a 30-day period following such notice: (a) the principal place of the performance of the optionee's responsibilities (the "Principal Location") is changed to a location outside of a 30 mile radius from the Principal Location immediately prior to the change in control; (b) there is a material reduction in the optionee's salary; or (c) there is a material diminution in the scope of the optionee's responsibilities without the optionee's agreement or without cause.

(2)
In accordance with the rules of the Securities and Exchange Commission, we show in these columns the potential realizable value over the term of the option (the period from the grant date to the expiration date). We calculate this assuming that the fair market value of our common stock on the date of grant appreciates at the indicated annual rate, 5% and 10% compounded annually, for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. These amounts are based on assumed rates of appreciation and do not represent an estimate of our future stock price. Actual gains, if any, on stock option exercises will depend on the future performance of our common stock, the optionholder's continued employment with us through the option exercise period, and the date on which the option is exercised.

(3)
Dr. Marshall joined the Company in November 2002 and consistent with our policy, was not eligible for a stock options grant during the year ended December 31, 2003.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table shows information regarding exercises of options to purchase our common stock by each executive officer named in the Summary Compensation Table during the year ended December 31, 2003. The table also shows the aggregate value of options held by each executive officer named in the Summary Compensation Table as of December 31, 2003. The value of the unexercised in-the-money options at fiscal year end is based on a value of $16.28 per share, the closing price of our stock on the Nasdaq National Market on December 31, 2003 (the last trading day prior to the fiscal year end), less the per share exercise price.

			Number of Securities Underlying Unexercised Fiscal Year-End		Value of Unexerciced In-The-Money Options at Fiscal Year-End
	Shares Acquired on Exercise
Name		Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Michael D. Webb	2,840	$55,142	381,460	351,334	$3,182,928	$2,484,649
Stephen C. Knight, M.D.	167,500	2,147,847	91,519	180,210	828,123	1,531,420
Alan Carpenter, Ph.D., J.D.	5,900	39,961	78,100	161,000	571,196	1,209,960
Peyton J. Marshall, Ph.D.	4,000	46,360	61,000	160,000	488,000	1,280,000
Robert Weisskoff, Ph.D.	8,000	89,340	57,827	79,476	438,068	587,051
Randall B. Lauffer, Ph.D.	36,000	361,937	—	112,000	—	502,760
Gregg Mayer	—	—	89,950	49,050	549,701	367,294

Equity Plan Information

        The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2003.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in first column)
Equity Compensation Plans Approved by Securityholders:
• Equity Plan	3,402,499	$8.90	776,209	(1)(2)
• Amended and Restated 1996 Directors Stock Option Plan	155,000	$10.01	139,668
• Amended and Restated 1996 Employee Stock Purchase Plan	n/a	n/a	51,866	(3)

Sub Total	3,557,499	$8.95	967,743
Equity Compensation Plans Approved by Securityholders	n/a	n/a	n/a

Total	3,557,499	$8.95	967,743

(1)
Includes options to purchase 159,874 shares of our common stock issued under the Equity Plan that were cancelled after December 31, 2003.

(2)
Does not include options to purchase 614,430 shares of our common stock issued under our Equity Plan that were granted to employees after December 31, 2003.

(3)
Does not include 114,800 shares issued to date under the Employee Purchase Plan. Shares that are set aside within the Employee Purchase Plan immediately become outstanding Common Stock when purchased by the employees.

Severance Arrangements

        The Board of Directors has authorized a severance arrangement for all of our senior officers, under which each such officer who is subject to a termination event following a change in control of the Company (as defined in footnote 1 to the table on page 14) will receive a cash payment of six months' base salary, plus one additional month of base salary for each year of employment with us, up to a maximum potential payment of twelve months' base salary.

Performance Graph

        The following graph compares the annual percentage change in our cumulative total stockholder return on our common stock during a period commencing on December 31, 1998 and ending on December 31, 2003 (as measured by dividing (A) the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our share price at the end and the beginning of the measurement period; by (B) our share price at the beginning of the measurement period) with the cumulative total return of Nasdaq Stock Market Index (U.S.) and the Nasdaq Pharmaceutical Stock Index during such period. We have not paid any dividends on our common stock, and we do not include dividends in the representation of our performance. The stock price performance on the graph below does not necessarily indicate future price performance. Information used on the graph was obtained from Media General Financial Services, a source believed to be reliable, but we are not responsible for any errors or omissions in such information.

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN AMONG
EPIX MEDICAL, INC., NASDAQ MARKET INDEX
AND NASDAQ PHARMACEUTICAL INDEX

Assumes $100 invested on Jan. 1, 1999
Assumes Dividend Reinvested
Fiscal Year Ending Dec. 31, 2003

	1998	1999	2000	2001	2002	2003
EPIX Medical, Inc.	$100.00	$107.38	$89.93	$153,45	$77.64	$174.82
Nasdaq Market Index (U.S.)	$100.00	$180.85	$114.50	$88.38	$61.84	$94.00
Nasdaq Pharmaceutical Stocks	$100.00	$204.81	$253.80	$215.60	$132.88	$191.69

REPORT OF COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION

        This report is submitted by the Compensation Committee, which is responsible for establishing and administering the Company's executive compensation policies and stock option plans. This committee is composed of Stanley T. Crooke, M.D., Ph.D., Christopher F.O. Gabrieli (Chairman) and Peter Wirth, who are each independent, non-employee directors. This report addresses the compensation policies for the year ended December 31, 2003 as they affected Michael D. Webb, in his capacity as President and Chief Executive Officer, and the Company's other executive officers included in the Summary Compensation Table on page 13. The Company's compensation programs are designed to provide a competitive level of total compensation, which, at the Company's present stage of development, is heavily weighted toward equity incentive compensation linked to the Company's performance. This program includes base salary and both annual and long-term incentive compensation.

Compensation Philosophy

        The design and implementation of the Company's executive compensation programs are based on a series of guiding principles derived from our values, business strategy and management requirements. These principles may be summarized as follows:

  •
  attract, motivate and retain high caliber individuals who are responsible for leading the Company in achieving or exceeding business and corporate goals and to increase total return to stockholders;

  •
  provide a total compensation program where a significant portion of compensation is linked to the achievement of individual performance objectives as well as both short-term and long-term corporate performance;

  •
  align the financial interests of the management team with the Company's financial interests and those of its stockholders; and

  •
  emphasize reward for performance at the individual, team and corporate levels.

Base Salary

        Each fiscal year, the Compensation Committee establishes base salaries for individual executive officers based upon (i) industry and peer group surveys prepared by independent consultants, (ii) the responsibilities, scope and complexity of each position, (iii) the individual's tenure in the position and (iv) performance judgments as to each individual's past and expected future contributions. The performance of the companies surveyed is not considered by the Compensation Committee. The President and Chief Executive Officer recommends the base salary amount for each officer other than himself. The Compensation Committee then reviews with the President and Chief Executive Officer and approves, with appropriate modifications, an annual base salary plan for our executive officers other than the President and Chief Executive Officer.

        In general, the Compensation Committee reviews and fixes the base salary of the President and Chief Executive Officer based on comparable competitive compensation data as well as the Compensation Committee's assessment of such officer's past performance and its expectations as to such officer's future contributions to the Company's leadership. For 2003, the President and Chief

Executive Officer's base salary was increased to $314,792 from $298,499. For 2004, the Committee has approved a 7.0% base salary increase to $336,828 for the President and Chief Executive Officer.

        The Company achieved several milestones in 2003, including: substantial progress in advancing its product candidate, MS-325, toward Food and Drug Administration, or FDA, approval with the completion of our Phase III clinical trial program and the submission of a New Drug Application, or NDA, to the FDA; progress in the Company's thrombus research program in preparation for initiating human clinical trials; completion of new thrombus development and research collaboration agreements with Schering AG and successful completion of follow-on public offering of the Company's common stock that raised approximately $65.5 million. In recognition of the President and Chief Executive Officer's leadership in the achievement of these corporate milestones and his contributions to the Company, the President and Chief Executive Officer was awarded a bonus in the amount of $137,722.

Annual Bonus

        Beginning in 1998, the Company started a formal short-term incentive plan. The Company's executive officers are eligible for an annual cash bonus, which is based primarily on corporate achievements and individual performance objectives that are established at the beginning of each year. The targeted bonus level for the President and Chief Executive Officer was 35% of annual salary starting in 2003. After the completion of the year, the Compensation Committee reviews the attainment of corporate and individual objectives and awards bonuses in the first quarter of the subsequent year, based on the extent to which corporate objectives were met or exceeded and individual contributions to the Company's overall performance.

Equity-Based Long-Term Incentive Compensation

        Long-term incentives for the Company's employees are provided through stock option grants under the Equity Plan, which are generally provided through initial stock option grants at the date of hire, and periodic additional grants. The option grants are intended to motivate the executive officers to improve the Company's long-term performance and to align the financial interests of the management team with the Company's financial interests and those of the Company's stockholders. Awards take into account each officer's scope of responsibility and specific assignments, strategic and operational goals applicable to the officer, anticipated performance and contributions of the officer and competitive market data for similar positions. Options are granted with an exercise price equal to the fair market value of the Company's common stock on the date of grant. The standard vesting schedule provides that a portion of the shares subject to each option vest and become exercisable annually over a five-year period. Certain options granted under the Equity Plan, including some of the options granted to the executive officers named in the Summary Compensation Table on page 13, are subject to different vesting schedules, including schedules that are based on the achievement of certain milestone events as determined by the Compensation Committee. In 2003, the President and Chief Executive Officer received an option to purchase 66,500 shares of the Company's common stock.

Compliance with Internal Revenue Code Section 162(m)

        Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to each of the Company's President and Chief Executive Officer and its other most highly compensated executive officers. The Company does not believe that Section 162(m) will generally have an effect on the Company, because of the current and anticipated compensation levels of its executive officers, and President and Chief Executive Officer. However, the Compensation Committee intends to periodically review the potential consequences of Section 162(m) and may structure the annual cash incentive awards under the Company's annual incentive plan to comply with certain exemptions provided in Section 162(m) for certain performance-based compensation. The Company's Equity Plan is currently structured to comply with such exemptions so that stock options and other awards under such plan to its executive officers will be tax deductible under Section 162(m).

        The Compensation Committee reserves the authority to award non-deductible compensation in other circumstances as they deem appropriate. Further, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, notwithstanding the Company's efforts, compensation intended by the Company to satisfy the requirements for deductibility under Section 162(m) may not, in fact, do so.

Members of the EPIX Compensation Committee:
STANLEY T. CROOKE, M.D., PH.D. CHRISTOPHER F.O. GABRIELI (CHAIRMAN) PETER WIRTH

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of the Nasdaq National Market, has furnished the following report:

        The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company's financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. The Audit Committee's role and responsibilities are set forth in the Company's charter adopted by the Board, which is attached as Appendix A to this proxy statement. The Audit Committee reviews and reassesses its charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing the Company's overall financial reporting process. In fulfilling its responsibilities for the financial statements for the ended year December 31, 2003, the Audit Committee took the following actions:

  •
  Reviewed and discussed the audited financial statements for the year ended December 31, 2003 with management and Ernst & Young LLP, our independent auditors;

  •
  Discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

  •
  Received written disclosures and the letter from Ernst & Young LLP regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee further discussed with Ernst & Young LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

        Based on the Audit Committee's review of the audited financial statements and discussions with management and Ernst & Young LLP, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

Members of the EPIX Audit Committee:
STANLEY T. CROOKE, M.D., PH.D. CHRISTOPHER F.O. GABRIELI PETER WIRTH (CHAIRMAN)

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Our records reflect that all reports which were required to be filed pursuant to Section 16(a) of the Exchange Act were filed on a timely basis, except that three reports, covering an aggregate of three transactions related to option grants, filed on behalf of Mr. Gabrieli, Mr. Wirth and Dr. Crooke, and one report related to a gift of shares of our common stock filed on behalf of Michael Webb, were filed late.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        None.

PROPOSALS TO BE VOTED UPON BY STOCKHOLDERS

PROPOSAL 1

ELECTION OF DIRECTORS

        On March 1, 2004 the Board of Directors nominated Dr. Crooke for election at the Annual Meeting. The Board of Directors currently consists of four members, classified into three classes as follows: (1) Peter Wirth constitutes a class with a term ending at the 2006 annual meeting; (2) Christopher F.O. Gabriel and Michael D. Webb constitute a class with a term ending at the 2005 annual meeting; and (3) Stanley T. Crooke, M.D., Ph.D. constitutes a class with a term ending at the upcoming 2004 annual meeting. At each Annual Meeting of Stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

        The Board of Directors has voted (i) to set the size of the Board of Directors at four members and (ii) to nominate Stanley T. Crooke, M.D., Ph.D. for election at the Annual Meeting for a term of three years to serve until the 2007 Annual Meeting of Stockholders, and until his respective successor is elected and qualified. The Class I director (Peter Wirth) and the Class II directors (Christopher F.O. Gabrieli and Michael D. Webb) will serve until the Annual Meetings of Stockholders to be held in 2006 and 2005, respectively, and until their respective successors have been elected and qualified.

        Unless authority to vote for this nominee is withheld, the shares represented by the enclosed proxy will be voted FOR the election as director of Stanley T. Crooke, M.D., Ph.D. In the event that the nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his/her place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

        A plurality of the shares voted affirmatively or negatively at the Meeting is required to elect each nominee as a director.

        The Board of Directors Recommends The Election Of Stanley T. Crooke, M.D., Ph.D. As Director, And Proxies Solicited By The Board Of Directors Will Be Voted In Favor Thereof Unless A Stockholder Has Indicated Otherwise On The Proxy.

PROPOSAL 2

INCREASE IN THE AGGREGATE NUMBER OF SHARES
FOR WHICH STOCK OPTIONS MAY BE GRANTED UNDER THE COMPANY'S
AMENDED AND RESTATED 1992 EQUITY INCENTIVE PLAN

General

        Our Amended and Restated Equity Incentive Plan (the "Equity Plan") became effective on July 10, 1992 and was amended and restated on, and given an effective date of, November 29, 1996. As of November 29, 1996, a total of 1,599,901 shares of common stock were reserved for issuance under the Equity Plan. 6,099,901 shares of common stock are currently reserved for issuance under the Equity Plan. By its terms, the Equity Plan may be amended by the Board of Directors, provided that any amendment which the Board of Directors determines requires stockholder approval is subject to receiving such stockholder approval. On March 1, 2004, the Board of Directors voted to approve an amendment to the Equity Plan to increase the aggregate number of shares of common stock, which may be offered under the Equity Plan, by 500,000 shares. This amendment is being submitted for your approval to ensure continued qualification of the Equity Plan under Nasdaq, ISO and 162(m) rules.

Summary of Material Features of the Equity Plan.

        The following is a summary of the key provisions of the Equity Plan.

Purpose:
The purpose of the Equity Plan is to encourage ownership of our common stock by our employees, directors and certain consultants in order to attract such people, to induce them to work for our benefit and to provide additional incentive for them to promote our success.
Administration:
The Equity Plan is to be administered by our Board of Directors, except to the extent that it delegates its authority to a committee of the Board of Directors. The Board of Directors has designated its Compensation Committee as the administrator of the Equity Plan. To the extent permitted by applicable law, the Compensation Committee may delegate, to one or more of our executive officers, the power to grant a specified number of awards under the Equity Plan to certain participants.
Awards:
The Equity Plan authorizes the issuance of stock grants to our employees, directors and consultants; the grant of incentive stock options to our employees and the grant of non-qualified options to our employees, directors and consultants.
Options Exercise Price:
For non-qualified options, the exercise price per share is equal to the fair market value of our common stock as determined by the closing price of our common stock on the Nasdaq National Market on the trading day immediately preceding the date of grant.

For incentive stock options, the exercise price per share is determined by the Compensation Committee, subject to the limitation that the exercise price at least equal 100% of the fair market value per share of common stock on the date of grant of the incentive stock option. If the optionee owns more than 10% of the total combined voting power of the Company, the exercise price per share must at least equal 110% of the fair market value per share of common stock on the date of grant of the incentive stock option. The fair market value of our common stock is determined by the closing price of our common stock on the Nasdaq National Market.
The Equity Plan does not permit the repricing of options and we will not reprice our options without stockholder consent, pursuant to the rules of the Nasdaq National Market.

Term of Options:
The term of non-qualified options is determined by the Compensation Committee and is currently ten years. For incentive stock options, the term of the option, like the exercise price, depends upon the ownership interest of the optionee in the Company. Generally, the term of an incentive stock option is ten years. If the optionee owns more than 10% of the total combined voting power of the Company, the term of the incentive stock option will be no more than five years. An option is subject to early termination upon the termination of employment or other relationship of the optionee with us, whether such termination is at the option of us, the optionee, or as a result of the death or disability of the optionee.
Vesting; Exercise of Options:
An option may be exercised by giving written notice to us together with provision for payment of the full exercise price for the number of shares as to which the option is being exercised. The ability of an optionee to exercise an option, however, is subject to the vesting of the option. At the time the option is granted, a vesting period is established. Generally, the options vest in equal annual installments over a period of five years. As the option vests, an optionee will be able to exercise the option with respect to the vested portion of the shares and ultimately with respect to all of the vested shares, until such time as the option expires or terminates.
Term of Stock Grant:
The date prior to which an offer of a stock grant must be accepted by a grantee and the stock grant purchase price, if any, shall be determined by the Compensation Committee. A stock grant may be subject to repurchase by us upon termination of employment of the grantee with the Company, under certain circumstances.

        As of December 31, 2003, an aggregate 5,484,024 shares had been issued upon the exercise of options or are issuable upon the exercise of options outstanding under the Equity Plan. On February 13, 2004, the closing market price per share of our common stock was $22.24, as reported in the Nasdaq National Market.

Federal Income Tax Considerations

        The following is a brief summary of the applicable federal income tax laws relating to stock options and stock grants under the Equity Plan:

Incentive Stock Options:
Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to the Company at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to him (referred to as the "ISO holding period"). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in "alternative minimum taxable income." Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and the Company will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee's adjusted basis in the shares.
Non-Qualified Options:
Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to the Company at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to the Company in an amount equal to the optionee's compensation income.

An optionee's initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

        The affirmative vote of a majority of the votes present or represented and entitled to vote at the Meeting is required to approve the increase in the aggregate number of shares of common stock available under the Equity Plan.

        The Board Of Directors Recommends Approval Of The Adoption Of An Amendment To The Equity Plan To Increase By 500,000 Shares The Aggregate Number Of Shares For Which Stock Options May Be Granted Under The Equity Plan, And Proxies Solicited By The Board Will Be Voted In Favor Of The Amendment Unless A Stockholder Indicates Otherwise On The Proxy.

PROPOSAL 3

AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE
COMPANY FROM EPIX MEDICAL, INC. TO EPIX PHARMACEUTICALS, INC.

        The Board of Directors has determined that it is advisable to change the name of the Company from EPIX Medical, Inc. to EPIX Pharmaceuticals, Inc. and has voted to recommend that the stockholders adopt an amendment to our Certificate of Incorporation effecting the proposed name change. The full text of the proposed amendment to the Charter is attached to this proxy statement as Appendix B.

        The Board of Directors believes it is in the best interest of the Company to change its name. We are a leading developer of targeted contrast agents designed to improve the diagnostic quality of images produced by magnetic resonance imaging, or MRI. Such contrast agents are generally categorized by the Food and Drug Administration as pharmaceuticals. Since 1996, we have been known as EPIX Medical, Inc. In the imaging and radiology community, companies having the term "Medical" in their names are most often in the device, hardware or software business. As such, those unfamiliar with our drug development expertise frequently believe us to be an MRI product or imaging software company. With our lead product candidate, MS-325, approaching commercialization, we believe this to be an opportune time to change our name to clearly identify our business as that of developing pharmaceuticals.

        The affirmative vote of two-thirds of the common stock outstanding and entitled to vote at the Meeting is required to approve the amendment to our Certificate of Incorporation to effect the proposed change in our name.

        The Board Of Directors Recommends A Vote To Approve The Amendment To Our Certificate Of Incorporation, And Proxies Solicited By The Board Will Be Voted In Favor Of The Amendment Unless A Stockholder Indicates Otherwise On The Proxy.

PROPOSAL 4

INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors has appointed Ernst & Young LLP, independent public accountants, to audit our financial statements for the year ending December 31, 2004. The Board proposes that the stockholders ratify this appointment. Ernst & Young LLP audited our financial statements for the year ended December 31, 2003. We expect that representatives of Ernst & Young LLP will be present at the meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

        The following table shows the aggregate fees to the Company by Ernst &Young LLP during the years ended December 31, 2003 and 2002. The Audit Committee considered the provision of the services corresponding to these fees in its finding that the services are compatible with Ernst & Young LLP maintaining its independence.

	December 31,
	2003	2002
Audit Fees(1)	$182,320	$207,012
Audit-Related Fees(2)	14,000	0
Tax Fees(3)	19,320	27,631
All Other Fees(4)	0	16,000

	$215,640	$250,643

(1)
Audit fees consist of fees for professional services rendered for the audit of the Company's annual financial statements and a review of the interim financial statements included in the quarterly reports and services normally provided by Ernst and Young LLP in connection regulatory filings.

(2)
Audit-Related Fees consist of fees for assurance and related services that are reasonably related to the performance of an audit or review of the Company's financial statements and are not reported under Audit "Fees." The category includes fees for the review of the Company's employee benefit plans.

(3)
Tax Fees consist of fees for professional services rendered in preparing the federal and state tax returns, and for providing tax compliance, tax advice and tax planning assistance.

(4)
All Other Fees consist of fees for services other than the services reported above. Included in this category for the year ended December 31, 2002 were fees related to assisting in the review of a license agreement.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors

        Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

        Prior to engagement of the independent auditor for the next year's audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

        1.    Audit    services include audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, and attest services and consultation regarding financial accounting and/or reporting standards.

        2.    Audit-Related    services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

        3.    Tax    services include all services performed by the independent auditor's tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

        4.    Other Fees    are those associated with services not captured in the other categories.

        Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by the category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original preapproval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

        The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

        In the event the stockholders do not ratify the appointment of Ernst & Young LLP as our independent public accountants, the Board of Directors will reconsider its appointment.

        The affirmative vote of a majority of the shares present or represented and entitled to vote at the Meeting is required to ratify the appointment of the independent public accountants.

        The Board Of Directors Recommends A Vote To Ratify The Appointment Of Ernst & Young LLP As Independent Public Accountants, And Proxies Solicited By The Board Will Be Voted In Favor Of Such Ratification Unless A Stockholder Indicates Otherwise On The Proxy.

CODE OF CONDUCT AND ETHICS

        We have adopted a code of conduct and ethics that applies to all of our employees, including our chief executive officer and chief financial and accounting officer. The text of the code of conduct and ethics is posted on our website at www.epixmed.com and is filed as an exhibit to our current Annual Report on Form 10-K. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within five business days following the date of the amendment or waiver, unless website posting of such amendments or waivers is then permitted by the rules of the Nasdaq National Market.

OTHER MATTERS

        The Board of Directors knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTORS

        The Bylaws provide that in order for a stockholder to bring business before or propose director nominations at an Annual Meeting, the stockholder must give written notice to our Secretary not less than 50 days, nor more than 75 days prior to the meeting. The notice must contain specified information about the proposed business of each nominee and the stockholder making the proposal or nomination. If less than 65 days notice or prior public disclosure of the date of the Annual Meeting is given or made to stockholders, the notice given by the stockholder must be received not later than the 15th day following the day on which the notice of such Annual Meeting date was mailed or public disclosure made, whichever first occurs. Proposals that are not received within the time frames set for the above will not be voted on at the Annual Meeting. If a proposal is received within these time frames, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the Securities and Exchange Commission. All stockholder proposals should be marked for the attention of Secretary, EPIX Medical, Inc., 71 Rogers Street, Cambridge, Massachusetts 02142.

        The Company's Annual Report on Form 10-K for the year ended December 31, 2003 (other than exhibits thereto) filed with the Securities and Exchange Commission, which provides additional information about the Company is available on the Internet at www.epixmed.com and is available in paper form to beneficial owners of the Company's common stock without charge upon written request to Attention: The President and Chief Executive Officer, EPIX Medical, Inc., 71 Rogers Street, Cambridge, Massachusetts 02142.

        Revised as of March 1, 2004

APPENDIX A

Charter of the Audit Committee of the Board of Directors

I. PURPOSE

        The Audit Committee shall provide assistance to the board of directors of the Corporation (the "Board") in fulfilling the Board's responsibility to the Corporation's shareholders relating to the Corporation's accounting, financial reporting practices, and the quality and integrity of its financial reports. The Audit Committee's primary duties and responsibilities are to:

  •
  Oversee that management has maintained the reliability and integrity of the accounting policies, financial reporting and disclosure practices of the Corporation;

  •
  Oversee that management has established and maintained an independent relationship with its external auditor;

  •
  Oversee that management has established and maintained processes to assure that an adequate system of internal control of financial reporting is functioning within the Corporation; and

  •
  Oversee that management has established and maintained processes to assure compliance by the Corporation with all applicable laws, regulations and corporate policy.

        The Audit Committee intends to fulfill these responsibilities primarily by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION

        The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent, in that each Audit Committee member may not, other than in his or her capacity as a director or member of any committee of the Board, (i) accept any consulting, advisory, or other compensatory fee from the Corporation; or (ii) be an affiliated person of the Corporation or any subsidiary thereof. In addition, each Audit Committee member shall meet the independence requirements of NASD Rule 4200, which governs the Nasdaq Stock Market ("Nasdaq"), as such requirements may be changed from time to time; provided, that any non-independent director serving on the Audit Committee pursuant to the "exceptional and limited circumstances" exception available under Nasdaq rules may not serve on the Audit Committee for more than two (2) years; and provided, further, that such non-independent director may not be permitted to serve as chair of the Audit Committee.

        All members of the Audit Committee shall be familiar with basic finance and accounting practices and shall be able to read and understand fundamental financial statements at the time of their appointment to the Audit Committee. Furthermore, at least one member of the Audit Committee shall be financially sophisticated as defined by having experience in finance or accounting, professional certification in accounting, or any other comparable experience or background, such as being or having been a CEO or CFO or other senior officer with financial oversight responsibilities. The Corporation shall disclose, in its annual report, whether or not, and if not, the reasons therefor, the Audit

Committee includes at least one Audit Committee Financial Expert, as defined by the Securities Exchange Act of 1934, as amended.

        The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall hold office until their resignations or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

III. MEETINGS

        The Audit Committee shall meet in executive session at least two times per year, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet separately, at least annually, with management, the director of the internal auditing department and the independent auditor to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Audit Committee or at least its Chair should meet separately with the independent auditor, and management quarterly to review the Corporation's financial statements in accordance with Section IV below.

IV. RESPONSIBILITIES AND DUTIES

        The Audit Committee, in its capacity as a committee of the Board, shall be directly responsible for the appointment, retention, compensation, evaluation, oversight and, if necessary, termination of the registered public accounting firm(s) employed by the Corporation (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each registered public accounting firm shall report directly to the Audit Committee. To fulfill its responsibilities and duties, the Audit Committee shall:

  Documents/Reports Review

  1.
  Review and reassess, at least annually, the adequacy of this Charter and make recommendations to the Board, as conditions dictate, to update this Charter.

  2.
  Review with management and the independent auditor the Corporation's annual financial statements and Form 10-K prior to the filing of the Form 10-K or prior to the release of earnings, including a discussion with the independent auditor of the matters required to be discussed by Statement of Auditing Standards No. 61 ("SAS No. 61").

  3.
  Review with management and the independent auditor each Form 10-Q prior to its filing or prior to the release of earnings, including a discussion with the independent auditor of the matters required to be discussed by SAS No. 61. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

  4.
  Review with management and the independent auditor the effect of regulatory and accounting initiatives that may affect the Corporation, as well as the effect of any off-balance sheet structures and transactions on the Corporation's financial statements.

  Independent Auditor

  5.
  Review the performance of the independent auditor and appoint or terminate the independent auditor. The Audit Committee has the sole authority and responsibility to select, evaluate, and where appropriate, replace the outside auditor. The independent auditor is ultimately accountable to the Audit Committee for such auditor's review of the financial statements and controls of the Corporation. The Audit Committee shall determine the appropriate compensation of the independent auditor.

  6.
  Approve in advance all audit services and all permitted non-audit services, except where such services are determined to be de minimis under the Exchange Act. The Audit Committee may delegate, to one or more designated members of the Audit Committee, the authority to grant such pre-approvals. The decisions of any member to whom such authority is delegated shall be presented to the full Audit Committee at each of its scheduled meetings.

  7.
  Oversee and ensure the independence of the auditor by:

  •
  receiving from, and reviewing and discussing with, the auditor, on a periodic basis, a formal written statement delineating all relationships between the auditor and the Corporation consistent with Independence Standards Board Standard 1 ("ISB No. 1");

  •
  reviewing, and actively discussing with the Board, if necessary, and the auditor, on a periodic basis, any disclosed relationships or services between the auditor and the Corporation or any other disclosed relationships or services that may impact the objectivity and independence of the auditor;

  •
  recommending, if necessary, that the Board take appropriate action to satisfy itself of the auditor's independence; and

  •
  ensuring that the lead or coordinating audit partner having primary responsibility for the audit, or the audit partner responsible for reviewing the audit does not perform audit services for the Corporation for more than five (5) consecutive fiscal years.

  8.
  Set clear hiring policies for employees or former employees of the Corporation's independent auditor.

  Financial Reporting Process

  9.
  In consultation with the independent auditor and the internal auditors, review the integrity of the Corporation's financial reporting processes, both internal and external. The Audit Committee shall report regularly to and review with the full Board any issues that arise with respect to the quality or integrity of the Corporation's financial statements, compliance with legal or regulatory requirements, the performance and independence of the independent auditor, or the performance of the internal audit function.

  10.
  Consider and approve, if appropriate, changes to the Corporation's auditing and accounting principles and practices as suggested by the independent auditor, management, or the internal auditing department.

  11.
  Ensure that there exist regular systems of reporting to the Audit Committee by each of management, the independent auditor and the internal auditor regarding any significant judgments made in management's preparation of the financial statements and any significant difficulties encountered during the course of the review or audit, including any restrictions on the scope of work or access to required information.

  12.
  Regularly review any significant disagreements among management and the independent auditor or the internal auditing department in connection with the preparation of the financial statements.

  13.
  Ensure and oversee timely reports from the independent auditor to the Audit Committee of (i) all critical accounting policies and practices; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Corporation, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (iii) other material written communications between the independent auditor and the management of the Corporation, such as any management letter or schedule of unadjusted differences.

Legal Compliance/General

  14.
  Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

  15.
  Report through its Chair to the Board following meetings of the Audit Committee.

  16.
  Maintain minutes or other records of meetings and activities of the Audit Committee.

  17.
  Review and approve, prior to the Corporation's entry into any such transactions, all transactions between the Corporation and its executive officers, members of its Board, beneficial holders of more than 5% of the Corporation's securities, immediate family members of any of the foregoing persons, and any other parties whom the Board determines may be considered to be related parties.

  18.
  When deemed necessary by the members of the Audit Committee, retain independent legal, accounting or other advisors or consultants to advise and assist the Audit Committee in carrying out its duties, without needing to seek approval for the retention of such advisors or consultants from the Board. The Audit Committee shall determine the appropriate compensation for any advisers retained by the Audit Committee. The Audit Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

  19.
  Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

  20.
  Perform any other activities consistent with this Charter, the Corporation's Bylaws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

V. COMPENSATION

  21.
  Audit Committee members shall be compensated by the Corporation solely in the form of directors' fees. Audit Committee members may, however, receive greater fees than those received for Board service by other Board members, in light of their heightened responsibilities to the Corporation.

VI. GENERAL

        The Audit Committee's responsibility is oversight. Management of the Corporation has the responsibility for the Corporation's financial statements as well as the Corporation's financial reporting process, principles, and internal controls. The independent auditor is responsible for performing an audit of the Corporation's annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles, reviewing the Corporation's quarterly financial statements and other procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons within the Corporation and of the professionals and experts (such as the independent auditor) from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons, professionals or experts absent actual knowledge to the contrary and (iii) representations made by management of the independent auditor as to any non-audit services provided by the independent auditor to the Corporation.

APPENDIX B

TEXT OF AMENDMENT TO CERTIFICATE OF INCORPORATION

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
EPIX MEDICAL, INC.

It is hereby certified that:

        1.     The name of the corporation (hereinafter called the "Corporation") is EPIX MEDICAL, INC.

        2.     The Certificate of Incorporation of the Corporation was filed on November 28, 1988 under the name Metacorp, Inc. A Certificate of Amendment to Certificate of Incorporation was filed on May 4, 1989 to change the name of the Corporation to Metasyn, Inc. A Certificate of Amendment to the Restated Certificate of Incorporation filed on May 29, 1996 was filed on November 13, 1996 to change the name of the Corporation to EPIX Medical, Inc. Thereafter a Restated Certificate of Incorporation ("Restated Certificate") was filed on February 4, 1997. A Certificate of Amendment to the Restated Certificate was filed on May 3, 2000. The said Restated Certificate as amended is hereby further amended to change the name of the Corporation by striking out Article FIRST thereof and by substituting in lieu of said Article the following new Article:

        "FIRST: The name of the Corporation is EPIX Pharmaceuticals, Inc."

        3.     The amendment of the restated certificate of incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its President and Chief Executive Officer on the            day of May, 2004.

                      Michael D. Webb
                      President and Chief Executive Officer

B-1

APPENDIX C

EPIX MEDICAL, INC.
AMENDED AND RESTATED 1992 EQUITY INCENTIVE PLAN

EPIX MEDICAL, INC.

Amended and Restated 1992 Incentive Plan

Section 1. Purpose

        The purpose of the EPIX Medical, Inc. Amended and Restated 1992 Incentive Plan (the "Plan") is to attract and retain key employees and consultants to provide an incentive for them to assist the Company to achieve long-range performance goals and to enable them to participate in the long-term growth of the Company.

Section 2. Definitions

        "Affiliate" means any business entity in which the Company owns directly or indirectly 50% or more of the total combined voting power or has a significant financial interest as determined by the Committee.

        "Award" means any Option, Stock Appreciation Right, Performance Share, Restricted Stock or Stock Unit awarded under the Plan.

        "Board" means the Board of Directors of the Company.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        "Committee" means one or more committees each comprised of not less than two members of the Board appointed by the Board to administer the Plan or a specified portion thereof. If a Committee is authorized to grant Options to a Reporting Person or a "covered employee" within the meaning of Section 162(m) of the Code, each member shall be a "Non-Employee Director" or the equivalent within the meaning of Rule 16b-3 under the Exchange Act or an "outside director" or the equivalent within the meaning of Section 162(m) of the Code, respectively.

        "Common Stock" or "Stock" means the Common Stock, $.01 par value per share, of the Company.

        "Company" means EPIX Medical, Inc.

        "Designated Beneficiary" means the beneficiary designated by a Participant, in a manner determined by the Committee, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

        "Fair Market Value" means, with respect to Common Stock or any other property, the fair market value of such property as determined by the Committee in good faith or in the manner established by the Committee from time to time.

        "Incentive Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 6 which is intended to meet the requirements of Section 422 of the Code or any successor provision.

        "Nonstatutory Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 6 which is not intended to be an Incentive Stock Option.

        "Option" means an Incentive Stock Option or a Nonstatutory Stock Option.

        "Participant" means a person selected by the Committee to receive an Award under the Plan.

        "Performance Cycle" or "Cycle" means the period of time selected by the Committee during which performance is measured for the purpose of determining the extent to which an award of Performance Shares has been earned.

        "Performance Shares" mean shares of Common Stock which may be earned by the achievement of performance goals awarded to a Participant under Section 8.

        "Restricted Period" means the period of time selected by the Committee during which an award of Restricted Stock may be forfeited to the Company.

        "Restricted Stock" means shares of Common Stock subject to forfeiture awarded to a Participant under Section 9.

        "Stock Appreciation Right" or "SAR" means a right to receive any excess in value of shares of Common Stock over the exercise price awarded to a Participant under Section 7.

        "Stock Unit" means an award of Common Stock or units that are valued in whole or in part by reference to, or otherwise based on, the value of Common Stock, awarded to a Participant under Section 10.

Section 3. Administration

        The Plan shall be administered by the Committee, provided that the Board may in any instance perform any of the functions of the Committee. The Committee shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, and to interpret the provisions of the Plan. The Committee's decisions shall be final and binding. To the extent permitted by applicable law, the Committee may delegate to one or more executive officers of the Company the power to grant Awards to Participants who are not Reporting Persons or covered employees and all determinations under the Plan with respect thereto, provided that the Committee shall fix the maximum amount of such Awards for all such Participants and a maximum for any one Participant.

Section 4. Eligibility

        All employees (including part-time employees), and in the case of Awards other than Incentive Stock Options, directors and consultants of the Company or any Affiliate capable of contributing significantly to the successful performance of the Company, other than a person who has irrevocably elected not to be eligible, are eligible to be Participants in the Plan.

Section 5. Stock Available for Awards

  (a)
  Subject to adjustment under subsection (b) below, Awards may be made under the Plan for up to 6,099,901 shares of Common Stock. If any Award expires or is terminated unexercised or is forfeited without the Participant having had the benefits of ownership (other than voting rights), the shares subject to such Award, to the extent of such expiration, termination or forfeiture, shall again be available for award under the Plan. Common Stock issued through the assumption or substitution of outstanding grants from an acquired Company shall not reduce the shares available for Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

  (b)
  In the event that the Committee determines that any stock dividend, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value, or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Committee, subject, in the case of Incentive Stock Options, to any limitation required under the Code, shall equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards, and (iii) the award, exercise or conversion price with respect to any of the foregoing, and if considered appropriate, the Committee may make provision for a cash payment with respect to an outstanding Award, provided that the number of shares subject to any Award shall always be a whole number.

  (c)
  Subject to adjustment under subsection (b), no Participant may receive an Award which would result in such Participant having received, during the fiscal year of the Company in which the Award is made, Awards for more than an aggregate of 300,000 shares of Common Stock.

Section 6. Stock Options

  (a)
  General.

  (i)
  Subject to the provisions of the Plan, the Committee may award Incentive Stock Options and Nonstatutory Stock Options and determine the number of shares to be covered by each Option, the option price therefore and the conditions and limitations applicable to the exercise of the Option. The terms and conditions of Incentive Stock Options shall be subject to and comply with Section 422 of the Code, or any successor provision, and any regulations thereunder. See subsection (b) below.

  (ii)
  The Committee shall establish the option price at the time each Option is awarded. In the case of Incentive Stock Options, such price shall not be less than 100% of the Fair Market Value of the Common Stock on the date of award.

  (iii)
  Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may specify in the applicable Award or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

    (iv)
    No shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefore is received by the Company. Such payment may be made in whole or in part in cash or, to the extent permitted by the Committee at or after the award of the Option, by delivery of a note or shares of Common Stock owned by the optionee, or by retaining shares otherwise issuable under the Plan, valued at their Fair Market Value on the date of delivery, or such other lawful consideration as the Committee may determine.

  (b)
  Incentive Stock Options.

    Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

    (i)
    All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options. The Option exercise period shall not exceed ten years from the date of grant.

    (ii)
    If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

    (x)
    The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock at the time of grant; and

    (y)
    The option exercise period shall not exceed five years from the date of grant.

    (iii)
    For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value (determined as of the respective date or dates of grant) of more than $100,000.

Section 7. Stock Appreciation Rights

  (a)
  Subject to the provisions of the Plan, the Committee may award SARs in tandem with an Option (at or after the award of the Option), or alone and unrelated to an Option. SARs in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem SARs are exercised. SARs granted in tandem with Options shall have an exercise price of not less than the exercise price of the related Option.

  (b)
  An SAR related to an Option which can only be exercised during limited periods following a change in control of the Company may entitle the Participant to receive an amount based upon the highest price paid or offered for Common Stock in any transaction relating to the change in control or paid during the thirty-day period immediately preceding the occurrence of the change in control in any transaction reported in any stock market in which the Common Stock is usually traded.

Section 8. Performance Shares

  (a)
  Subject to the provisions of the Plan, the Committee may award Performance Shares and determine the number of such shares for each Performance Cycle and the duration of each Performance Cycle. There may be more than one Performance Cycle in existence at any one time, and the duration of Performance Cycles may differ from each other. The payment value of Performance Shares shall be equal to the Fair Market Value of the Common Stock on the date the Performance Shares are earned or, in the discretion of the Committee, on the date the Committee determines that the Performance Shares have been earned.

  (b)
  The Committee shall establish performance goals for each Cycle, for the purpose of determining the extent to which Performance Shares awarded for such Cycle are earned, on the basis of such criteria and to accomplish such objectives as the Committee may from time to time select. During any Cycle, the Committee may adjust the performance goals for such Cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

  (c)
  As soon as practicable after the end of a Performance Cycle, the Committee shall determine the number of Performance Shares which have been earned on the basis of performance in relation to the established performance goals. The payment values of earned Performance Shares shall be distributed to the Participant or, if the Participant has died, to the Participant's Designated Beneficiary, as soon as practicable thereafter. The Committee shall determine, at or after the time of award, whether payment values will be settled in whole or in part in cash or other property, including Common Stock or Awards.

Section 9. Restricted Stock

  (a)
  Subject to the provisions of the Plan, the Committee may award shares of Restricted Stock and determine the duration of the Restricted Period during which, and the conditions under which, the shares may be forfeited to the Company and the other terms and conditions of such Awards. Shares of Restricted Stock shall be issued for no cash consideration or such minimum consideration as may be required by applicable law.

  (b)
  Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Committee, during the Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Committee may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and unless otherwise determined by the Committee, deposited by the Participant, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period, the Company shall deliver such certificates to the Participant or if the Participant has died, to the Participant's Designated Beneficiary.

Section 10. Stock Units

  (a)
  Subject to the provisions of the Plan, the Committee may award Stock Units subject to such terms, restrictions, conditions, performance criteria, vesting requirements and payment rules as the Committee shall determine.

  (b)
  Shares of Common Stock awarded in connection with a Stock Unit Award shall be issued for no cash consideration or such minimum consideration as may be required by applicable law.

Section 11. General Provisions Applicable to Awards

  (a)
  Documentation. Each Award under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

  (b)
  Committee Discretion. Each type of Award may be made alone, in addition to or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Committee need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Committee at the time of award or at any time thereafter.

  (c)
  Settlement. The Committee shall determine whether Awards are settled in whole or in part in cash, Common Stock, other securities of the Company, Awards or other property. The Committee may permit a Participant to defer all or any portion of a payment under the Plan, including the crediting of interest on deferred amounts denominated in cash and dividend equivalents on amounts denominated in Common Stock.

  (d)
  Dividends and Cash Awards. In the discretion of the Committee, any Award under the Plan may provide the Participant with (i) dividends or dividend equivalents payable currently or deferred with or without interest, and (ii) cash payments in lieu of or in addition to an Award.

  (e)
  Termination of Employment. The Committee shall determine the effect on an Award of the disability, death, retirement or other termination of employment of a Participant and the extent to which, and the period during which, the Participant's legal representative, guardian or Designated Beneficiary may receive payment of an Award or exercise rights thereunder.

  (f)
  Change in Control. In order to preserve a Participant's rights under an Award in the event of a change in control of the Company (as defined by the Committee), the Committee in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or realization of the Award, (ii) provide for the purchase of the Award upon the Participant's request for an amount of cash or other property that could have been received upon the exercise or realization of the Award had the Award been currently exercisable or payable, (iii) adjust the terms of the Award in a manner determined by the Committee to reflect the change in control, (iv) cause the Award to be assumed, or new rights substituted therefore, by another entity, or (v) make such other provision as the Committee may consider equitable and in the best interests of the Company.

  (g)
  Withholding Taxes. The Participant shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant. In the Committee's discretion, the Participant may pay any taxes due with respect to an Award in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of retention or delivery.

  (h)
  Foreign Nationals. Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable laws.

  (i)
  Amendment of Award. The Committee may amend, modify or terminate any outstanding Award, including substituting therefore another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

Section 12. Miscellaneous

  (a)
  No Right To Employment. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

  (b)
  No Rights As Shareholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a shareholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof. A Participant to whom Common Stock is awarded shall be considered the holder of the Stock at the time of the Award except as otherwise provided in the applicable Award.

  (c)
  Effective Date. The 1992 Equity Incentive Plan became effective on July 10, 1992. Subject to the approval of the stockholders of the Company, this Amended and Restated 1992 Equity Incentive Plan will be effective on November 29, 1996. Prior to such approval, Awards may be made under the Plan expressly subject to such approval.

  (d)
  Amendment of Plan. The Committee may amend, suspend or terminate the Plan or any portion thereof at any time, subject to any shareholder approval that the Committee determines to be necessary or advisable.

  (e)
  Governing Law. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

        Revised as of March 1, 2004

APPENDIX D

Nominating and Governance Committee Charter

I. PURPOSE

        The Nominating and Governance Committee (the "Committee") is appointed by the Board of Directors (the "Board"): (1) to assist the Board by identifying qualified candidates for director, and to recommend to the Board the director nominees for the next annual meeting of shareholders; (2) to lead the Board in its annual review of the Board's performance; (3) to recommend to the Board director nominees for each Board Committee; (4) to oversee the annual process of evaluation of the performance of the Company's management; and (5) to develop and recommend to the Board corporate governance guidelines applicable to the Company.

        To assist in carrying out its duties, the Committee shall have sole authority to retain and terminate any search firm to be used to identify candidates to serve as a director, including sole authority to approve the search firm's fees and other retention terms. In addition, the Committee shall have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

II. COMPOSITION

        The Committee shall be comprised of no fewer than three members. All members of the Committee shall meet the independence requirements of the Nasdaq National Market.

        Committee members shall be elected by the Board and may be replaced by the Board. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. MEETINGS

        The Nominating and Governance Committee shall meet at least twice a year and at such other times as it deems necessary to carry out its responsibilities. The Chair of the Committee and/or the Board may call such meetings.

IV. GOALS, RESPONSIBILITIES AND DUTIES

        To fulfill its responsibilities and duties, the Nominating and Governance Committee shall, among other things:

        1.     Evaluate the current composition, organization and governance of the Board of Directors and its Committees, and make recommendations to the Board for approval.

        2.     Determine desired Board member skills and attributes and conduct searches for prospective directors whose skills and attributes reflect those desired. Evaluate and propose nominees for election to the Board of Directors. Nominees for service on the Board will have high ethical standards, integrity and sound business judgment. At a minimum, nominees for service on the Board must be well-regarded and experienced participants in their field(s) of specialty, familiar at the time of their appointment with the Company's business, willing to devote the time and attention necessary to deepen and refine their understanding of the Company and the issues facing it, and must have an understanding of the demands and responsibilities of service on a public Company board of directors. In addition, the Committee will give particular weight to those candidates who, based on biotechnology and/or pharmaceutical industry experience, have proven capabilities or knowledge in the key areas relating to the Company's management and business. In making such recommendations, the Committee will also consider such qualities as independence from the Company, as the definition of "independence" may be revised from time to time. Each nominee will be considered both on his or her individual merits and in relation to existing or other potential members of the Board, with a view to establishing a well-rounded, diverse, knowledgeable, and experienced Board.

        3.     Administer the annual Board of Directors performance evaluation process, including conducting surveys of director observations, suggestions and preferences.

        4.     Evaluate and make recommendations to the Board of Directors concerning the appointment of directors to Board committees, the selection of Board committee chairs, and proposal of the slate of directors for election to the Board.

        5.     Consider shareholder nominees for election to the Board. The Committee will consider such nominees using the same screening criteria as are applied to all other nominees for election, provided that the shareholder nominations are submitted in a timely and complete manner, under the requirements of the Securities and Exchange Commission and the Company's Bylaws, as they may be amended from time to time.

        6.     As necessary in the Committee's judgment from time to time, retain and compensate third party search firms to assist in identifying or evaluating potential nominees to the Board.

        7.     Evaluate and recommend termination of membership of individual directors in accordance with the Board of Directors' governance principles, for cause or for other appropriate reasons.

        8.     Evaluate and consider matters relating to the qualifications of directors.

        9.     Annually review and reassess the adequacy of the corporate governance guidelines of the Company and recommend any proposed changes to the Board for approval.

        10.   Oversee the process of succession planning for the Chief Executive Officer and, as warranted, other senior officers of the Company.

        11.   Develop, adopt and oversee the implementation of a Code of Business Conduct and Ethics for all directors, executive officers and employees of the Company.

        12.   Review and maintain oversight of matters relating to the independence of Board and committee members, keeping in mind the independence standards of the Sarbanes-Oxley Act of 2002 and the rules of the Nasdaq National Market.

        13.   Develop and monitor compliance with a set of Corporate Governance principles for the Company, and periodically recommend any proposed changes to the Board for approval.

        14.   Oversee and assess the effectiveness of the relationship between the Board and Company management.

        15.   Form and delegate authority to subcommittees when appropriate.

        16.   Make regular reports to the Board concerning its activities.

        17.   Annually review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

        18.   Annually evaluate its own performance.

        19.   Evaluate, consider and propose continuing education programs in which the Directors may be interested in participating.

        20.   Fulfill such other duties and responsibilities as may be assigned to the Committee, from time to time, by the Board and/or the Chairman of the Board.

ANNEX A

DETACH HERE

PROXY

EPIX MEDICAL, INC.

71 Rogers Street, Cambridge, Massachusetts 02142

PROXY FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS
May 26, 2004
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated April 26, 2004 in connection with the Annual Meeting of Stockholders to be held at 10:00 a.m. on Wednesday, May 26, 2004 at the offices of EPIX Medical, Inc. (the "Company") located at 161 First Street, Cambridge, Massachusetts and hereby appoints Michael D. Webb and William T. Whelan, and each of them acting singly, the attorneys and proxies of the undersigned with full power of substitution, with all the powers which the undersigned would possess if personally present, to vote all of the shares of capital stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company, and at any and all adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4. IN THEIR DISCRETION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

EPIX MEDICAL, INC.
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
Edison, NJ 08818-8694

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒ Please mark votes as in this example.

1.	Proposal to elect director: Nominees: (01) Stanley T. Crooke, M.D., Ph.D.		2.	Proposal to amend the Company's Amended and Restated 1992 Equity Incentive Plan to increase the aggregate number of shares of the Company's Common Stock as to which awards may be granted under such plan by 500,000 shares.	FOR ☐	AGAINST ☐	ABSTAIN ☐
	FOR	WITHHELD
	☐	☐	3.	Proposal to amend the Company's Certificate of Incorporation to change the name of the Company from EPIX Medical, Inc. to EPIX Pharmaceuticals, Inc.	FOR ☐	AGAINST ☐	ABSTAIN ☐

	☐ ______________________________ For all nominees except as noted above		4.	Proposal to ratify the appointment of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending December 31, 2004.	FOR ☐	AGAINST ☐	ABSTAIN ☐
				MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT			☐

PLEASE SIGN, DATE AND MAIL THIS PROXY TODAY.
			Please sign exactly as name appears on stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer, if a partnership, please sign in partnership name by authorized person.
Signature: _________________	Date: _______	Signature: _________________	Date: _______

QuickLinks

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS
TABLE OF CONTENTS
PROXY STATEMENT 2004 ANNUAL MEETING OF STOCKHOLDERS
GENERAL INFORMATION ABOUT THE ANNUAL MEETING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
MANAGEMENT
EXECUTIVE COMPENSATION
REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
PROPOSALS TO BE VOTED UPON BY STOCKHOLDERS
PROPOSAL 1
ELECTION OF DIRECTORS
PROPOSAL 2
INCREASE IN THE AGGREGATE NUMBER OF SHARES FOR WHICH STOCK OPTIONS MAY BE GRANTED UNDER THE COMPANY'S AMENDED AND RESTATED 1992 EQUITY INCENTIVE PLAN
PROPOSAL 3 AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM EPIX MEDICAL, INC. TO EPIX PHARMACEUTICALS, INC.
PROPOSAL 4 INDEPENDENT PUBLIC ACCOUNTANTS
CODE OF CONDUCT AND ETHICS
OTHER MATTERS
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTORS
APPENDIX A
Charter of the Audit Committee of the Board of Directors
APPENDIX B
TEXT OF AMENDMENT TO CERTIFICATE OF INCORPORATION
CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION OF EPIX MEDICAL, INC.
APPENDIX C
EPIX MEDICAL, INC. Amended and Restated 1992 Incentive Plan
APPENDIX D
Nominating and Governance Committee Charter